Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Mystaru.com, Inc. (the “Company”) on Form 10-KSB for the year ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-KSB”), I, Yan Liu, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Form 10-KSB complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78 o(d)); and;

2. The information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: January 16, 2008

/s/ James T. Crane James T. Crane, Principal Financial and Accounting Officer

This certification accompanies this Report pursuant to Section906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.